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                                                                   EXHIBIT 10.17

                               COMSTAR.NET, INC.
                             SUBSCRIPTION AGREEMENT



To:      comstar.net, inc.
         2812 Spring Road, Suite 210
         Atlanta, Georgia  30339
         Attention:  Chief Financial Officer

Dear Sir:

         The undersigned (the "Subscriber") hereby tenders Subscriber's subscription to comstar.net, inc., a Georgia corporation, on the terms and conditions hereinafter set forth:

1.       SUBSCRIPTION FOR UNITS

         Subscriber hereby irrevocably subscribes for and agrees to purchase investment units consisting of a Series 1999 Convertible Note ("Note") with a Stock Purchase Warrant ("Warrant"). In that regard, Subscriber irrevocably subscribes for and agrees to purchase the amount of the Note indicated below (with a minimum investment of $500,000 for entities and $50,000 for individuals):

Amount of Note subscribed for:  $
                                 -----------------

Subscriber acknowledges that Subscriber will receive, along with the referenced Note, a Warrant for the number of shares of comstar.net's common stock as set forth in the Warrant provided to Subscriber along with this Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

         In order to induce comstar.net to accept this subscription, Subscriber hereby represents and warrants as follows:

         (A) If Subscriber is an entity and consequently is subscribing for at least $500,000 of the units, Subscriber represents that Subscriber is purchasing the units in the ordinary course of its business for Subscriber's own account, with the intention of holding the units for investment, with no arrangement with any person to resell or otherwise participate directly or indirectly in a distribution of the units or any part thereof.

         (B) Subscriber understands that no federal or state agency or securities exchange has recommended or endorsed the purchase of the units.

         (C) Subscriber recognizes that, prior to this offer, there has been no public market for the units and that, after this offering, there will be no public market for the Note or the Warrant or the common stock into which they are convertible or exercisable, as applicable.

         (D) The information heretofore provided to comstar.net by Subscriber as to Subscriber is true and correct as of the date hereof, and Subscriber agrees to advise comstar.net prior to its acceptance of this


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subscription of any material change in any such information. Subscriber agrees that the representations and warranties of Subscriber set forth in this Section 2 shall survive the acceptance of this subscription, in the event that such subscription is accepted.

         (E) Subscriber is either (a) an entity with its principal executive office set forth on the signature page to this Agreement or (b) an individual with his or her principal residence set forth on the signature page to this Agreement, and Subscriber has no present intent of changing such location or residence, as applicable. If the location of Subscriber's principal executive office or residence, as applicable, changes to a state other than the state indicated by Subscriber before Subscriber purchases the units and before the units are delivered to Subscriber, Subscriber covenants and agrees to properly notify comstar.net.

         (F) When executed by Subscriber, this Subscription Agreement (including these representations and warranties) will constitute a valid and binding obligation of Subscriber, enforceable in accordance with its terms.

         (G) Subscriber understands and agrees that the subscription set forth herein will not be binding upon comstar.net until it is accepted by comstar.net in writing, that acceptance of any or all subscriptions is within the sole discretion of comstar.net and that comstar.net may choose to accept or reject any or all subscriptions, including this subscription, for any reason or no reason, in its sole discretion.

3.       GOVERNING LAW AND INTERPRETATION

         This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, without regard to the principles of conflict of law.

4.       NOTICES

         The address of record for Subscriber maintained by comstar.net for all purposes of this Subscription Agreement and the units shall be that address set forth beneath Subscriber's signature on this Subscription Agreement. Subscriber may change its address of record only by notifying comstar.net in the manner prescribed herein. Any notice under this Agreement or with respect to the units shall be in writing and shall be deemed to have been sufficiently given or served and effective for all purposes when presented personally or five days after deposit with the United States Postal Service, by registered or certified mail, postage pre-paid, addressed to comstar.net at its principal place of business and to Subscriber at the address of record maintained by comstar.net with respect to Subscriber.

5.       COUNTERPARTS

         This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile transmission of signatures shall be deemed originals.

6.       MISCELLANEOUS

         (A) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by Subscriber, Subscriber does not hereby or in any other manner waive any rights granted to Subscriber under applicable federal or state securities laws.

         (B) Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.


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         (C)   SUBSCRIBER AGREES THAT SUBSCRIBER MAY NOT CANCEL, TERMINATE, OR
REVOKE THIS SUBSCRIPTION AGREEMENT (EXCEPT AS OTHERWISE SPECIFICALLY PERMITTED UNDER APPLICABLE SECURITIES LAWS), AND THAT THIS SUBSCRIPTION AGREEMENT SHALL SURVIVE THE DEATH OR DISSOLUTION OF SUBSCRIBER AND SHALL BE BINDING UPON SUBSCRIBER'S HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS, AND ASSIGNS.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this day of __________ , ____.





-----------------------------------
NAME OF SUBSCRIBER


By:
         Name:
              -------------------------------

         Title:
              -------------------------------

         Address of Subscriber:

         ------------------------------------

         ------------------------------------

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ACCEPTED AS OF:

----------------------, ----------:

comstar.net, inc.

By:
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Name:
   -------------------------------------

Title:
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